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Exhibit 32.1

                Certification Pursuant to 18 U.S.C. Section 1350,
                             as adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002
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In connection with the Annual Report of Next Generation Media, Corp. (the
"Company") on Form 10-KSB for the period ending December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Darryl Reed, CEO, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes Oxley Act, that:

(1) The Report fully complies with Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The Information contained in the Report fairly represents, in all material aspects, the financial condition and result of operations on the Company.


                                                          By: /s/ Darryl Reed
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                                                              Darryl Reed